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Exhibit 10.3.1

FIRST AMENDMENT TO
OPTION TO PURCHASE REAL ESTATE

        This First Amendment to Option to Purchase Real Estate is made and entered this            day of August, 2003, by and between WUETHRICH PORK N' GRAIN, INC., a Indianac Corporation, of 5547 East 200 South, Rensselaer, Indiana (hereinafter referred to as "Seller") and IROQUOIS BIO-ENERGY COMPANY, LLC of 6317 East 181st Avenue, Hebron, Indiana (hereinafter referred to as "Buyer"); WITNESSETH:

        WHEREAS, Seller and Buyer previously entered into an option to purchase real estate agreement dated March 31, 2003; and

        WHEREAS, the parties now wish to extend the date of the option to purchase for the Buyer.

        NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, the parties hereby enter into the following First Amendment to Option to Purchase Real Estate.

  1.
  Paragraph 1 of the Option to Purchase Real Estate shall hereby be amended to extend the Buyers' option to purchase said real estate from September 30, 2003 up through and including March 31, 2004.

  2.
  All other terms and conditions of the original Option to Purchase Real Estate executed on March 31, 2003 shall remain in full force and effect.

        IN WITNESS WHEREOF, the Seller and Buyer have executed this First Amendment to Option to Purchase Real Estate on this 22 day of August, 2004.

WUETHRICH PORK N' GRAIN, INC. IROQUOIS BIO-ENERGY COMPANY, LLC

By:	/s/ DAVID E. WUETHRICH David E. Wuethrich, Vice President	By:	/s/ MICHAEL AYLESWORTH Michael Aylesworth, President
By:	/s/ MARK D. WUETHRICH Mark D. Wuethrich, Secretary	By:	/s/ KEITH GIBSON Keith Gibson, Vice President

STATE OF INDIANA	)
) SS:
COUNTY OF JASPER	)

        Before me, a Notary Public, in and for said County of State, personally appeared DAVID E. WUETHRICH, Vice President of Wuethrich Pork N' Grain, Inc., and acknowledged the execution of the foregoing First Amendment to Option to Purchase Real Estate.

        WITNESS my hand and Notarial Seal this 21 day of August, 2003.

/s/ SANDRA J. LESSENTINE Notary Public
County of Residence:	Jasper	Sandra J. Lessentine Printed Name
Commission Expires:	10/21/2006

STATE OF INDIANA	)
) SS:
COUNTY OF JASPER	)

        Before me, a Notary Public, in and for said County of State, personally appeared MARK D. WUETHRICH, Secretary of Wuethrich Pork N' Grain, Inc., and acknowledged the execution of the foregoing First Amendment to Option to Purchase Real Estate.

        WITNESS my hand and Notarial Seal this 21 day of August, 2003.

/s/ SANDRA J. LESSENTINE Notary Public
County of Residence:	Jasper	Sandra J. Lessentine Printed Name
Commission Expires:	10/21/2006

STATE OF INDIANA	)
) SS:
COUNTY OF JASPER	)

        Before me, a Notary Public, in and for said County of State, personally appeared MICHAEL AYLESWORTH, President of Iroquois Bio-Energy Company, LLC, and acknowledged the execution of the foregoing First Amendment to Option to Purchase Real Estate.

        WITNESS my hand and Notarial Seal this 22 day of August, 2003.

/s/ JANET S. WAKELAND Notary Public
County of Residence:	Jasper	Janet S. Wakeland Printed Name
Commission Expires:	May 3, 2008

STATE OF INDIANA	)
) SS:
COUNTY OF JASPER	)

        Before me, a Notary Public, in and for said County of State, personally appeared KEITH GIBSON, Vice President of Iroquois Bio-Energy Company, LLC., and acknowledged the execution of the foregoing First Amendment to Option to Purchase Real Estate.

        WITNESS my hand and Notarial Seal this 22 day of August, 2003.

/s/ JANET S. WAKELAND Notary Public
County of Residence:	Jasper	Janet S. Wakeland Printed Name
Commission Expires:	May 3, 2008

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FIRST AMENDMENT TO OPTION TO PURCHASE REAL ESTATE